UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2008

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 29, 2008, Ramco-Gershenson Properties Trust issued a press release with respect to its results of operations and financial condition for the three months ended March 31, 2008. A copy of the April 29, 2008 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release, dated April 29, 2008, entitled “Ramco-Gershenson Properties Trust Reports Results for the First Quarter 2008 and Provides Update on Development and Redevelopment Projects.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	April 29, 2008	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated April 29, 2008, entitled “Ramco-Gershenson Properties Trust Reports Results the First Quarter 2008 and Provides Update on Development and Redevelopment Projects.”